Authentisign ID: 28B7CD31-E345-4977-9C45-5C9B889E9EC1

CALIFORNIA ASSOCIATION OF REALTORS®

SELLER COUNTER OFFER No. 2

May not be used as a multiple counter offer.
(C.A.R. Form SCO, Revised 11/14)

Date *August 22, 2021*

This is a counter offer to the: [X] Purchase Agreement, [ ] Buyer Counter Offer No.___ , or [ ] Other ________ ("Offer"), dated *August 15, 2021*, on property known as *4505 Orchard Avenue, Los Angeles, CA 90037* ("Property"), between *David Behrend* ("Buyer") and *Leticia Elder* ("Seller").

1. **TERMS:** The terms and conditions of the above referenced document are accepted subject to the following:
   A. **Paragraphs in the Offer that require initials by all parties, but are not initialed by all parties, are excluded from the final agreement unless specifically referenced for inclusion in paragraph 1C of this or another Counter Offer or an addendum.**
   B. **Unless otherwise agreed in writing, down payment and loan amount(s) will be adjusted in the same proportion as in the original Offer, but deposit amount(s) shall remain unchanged from the original Offer.**
   C. **OTHER TERMS:** *Buyer & Seller agree to extend any expiration of time and dates to 8/26/2021 and accept the terms that are not counteroffered by Addendum 1 & 2 and Seller Counteroffers 1, with the following changes. 1. Escrow will release a $6000 check to Mauri Jordan, from earnest money deposit, made payable to David Taylor, on behalf of the seller and payable from buyer's funds, as per the CFK agreement on or before 9/19/2021 2. There are no contingencies pertaining to buyer's financing /appraisal; Funds released to the tenant, are in addition to the purchase price of $675,000. Buyer is releasing $6000 to the tenant, on behalf of seller's relocation fees 3. The 1% or $6750, due to seller's agent for tenant negotiation ; is to be paid from funds due to buyer's agent for 2.5% commission, as per MLS agreement. 4. Seller /Agents make no guarantees if Tenant fails to vacate , in a timely manner & buyer holds agent and Seller's harmless, for tenant failure to move.*
   D. **The following attached addenda are incorporated into this Seller Counter offer:** [X] Addendum No. *Seller addendum 2* [X] *Buyer addendum 1 , Seller Counteroffer 1, Addendum 2* [X] *Cash for Keys Agreement with David Taylor*
2. **EXPIRATION:** This Seller Counter Offer shall be deemed revoked and the deposits, if any, shall be returned:
   A. Unless by 5:00pm on the third Day After the date it is signed in paragraph 4 (if more than one signature then, the last signature date)(or by ____ [ ] AM [ ] PM on ______ (date)) (i) it is signed in paragraph 5 by Buyer and (ii) a copy of the signed Seller Counter Offer is personally received by Seller or __________, who is authorized to receive it.
   B. OR If Seller withdraws it anytime prior to Acceptance (CAR Form WOO may be used).
   C. OR If Seller accepts another offer prior to Buyer's Acceptance of this counter offer.
3. **MARKETING TO OTHER BUYERS:** Seller has the right to continue to offer the Property for sale. Seller has the right to accept any other offer received, prior to Acceptance of this Counter Offer by Buyer as specified in 2A and 5. In such event, Seller is advised to withdraw this Seller Counter Offer before accepting another offer.
4. **OFFER: SELLER MAKES THIS COUNTER OFFER ON THE TERMS ABOVE AND ACKNOWLEDGES RECEIPT OF A COPY.**
   Seller (Authentisign signature) *Leticia Elder* Date 08/23/2021
   Seller ________ Date ______
   8/23/2021 10:21:28 PM PDT
5. **ACCEPTANCE:** I/WE accept the above Seller Counter Offer (**If checked** [ ] **SUBJECT TO THE ATTACHED COUNTER OFFER)** and acknowledge receipt of a Copy.
   Buyer (signature) *David Behrend* Date 8/25/2021 Time 11 [X] AM/ [ ] PM
   Buyer ________ Date ______ Time ____ [ ] AM/ [ ] PM

CONFIRMATION OF ACCEPTANCE:

(_____ / _____) (Initials) **Confirmation of Acceptance**: A Copy of Signed Acceptance was personally received by Seller, or Seller's authorized agent as specified in paragraph 2A on (date) ________ at ____ [ ] AM/ [ ] PM. **A binding Agreement is created when a Copy of Signed Acceptance is personally received by Seller or Seller's authorized agent whether or not confirmed in this document.**

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

CALIFORNIA ASSOCIATION OF REALTORS®

SELLER COUNTER OFFER No. 1

May not be used as a multiple counter offer.
(C.A.R. Form SCO, Revised 11/14)

Date *August 16, 2021*

This is a counter offer to the: [X] Purchase Agreement, [ ] Buyer Counter Offer No.___, or [ ] Other ______ ("Offer"), dated *August 15, 2021*, on property known as *4505 Orchard Avenue, Los Angeles, CA 90037* ("Property"), between *David Behrend* ("Buyer") and *Leticia Elder* ("Seller").

1. **TERMS:** The terms and conditions of the above referenced document are accepted subject to the following:
   A. **Paragraphs in the Offer that require initials by all parties, but are not initialed by all parties, are excluded from the final agreement unless specifically referenced for inclusion in paragraph 1C of this or another Counter Offer or an addendum.**
   B. **Unless otherwise agreed in writing, down payment and loan amount(s) will be adjusted in the same proportion as in the original Offer, but deposit amount(s) shall remain unchanged from the original Offer.**
   C. **OTHER TERMS:** *1. RPA Pg 2 Item 5 = Representative Capacity. Form RCSD-B, to be completed by the buyer and is made part RPA. 2. RPA pg 1, 2, 3, 4 = all items are "No contingency" 3. Seller will not make repairs, as per LADBS Presale requirements. Buyer is responsible for compliance with low-flush toilets, low-flow showerheads, Water heater strapping and bracing, Tempered-glazing for sliding glass doors, Seismic gas shut-off valves, and reporting, as per City ordinances, 4. Seller will install smoke and carbon monoxide to meet requirements. 5. RPA Pg 3 item 7B2i = buyer to pay 6. Pg 3 item 7C1&2 = Buyer to pay 7. Page 3 item 7D1 & 2 Buyer to pay.*
   D. **The following attached addenda are incorporated into this Seller Counter offer:** [X] Addendum No. *1* [ ] ______ [ ] ______

2. **EXPIRATION:** This Seller Counter Offer shall be deemed revoked and the deposits, if any, shall be returned:
   A. Unless by 5:00pm on the third Day After the date it is signed in paragraph 4 (if more than one signature then, the last signature date)(or by _____ [ ] AM [ ] PM on ______ (date)) (i) it is signed in paragraph 5 by Buyer and (ii) a copy of the signed Seller Counter Offer is personally received by Seller or ______, who is authorized to receive it.
   B. OR If Seller withdraws it anytime prior to Acceptance (CAR Form WOO may be used).
   C. OR If Seller accepts another offer prior to Buyer's Acceptance of this counter offer.

3. **MARKETING TO OTHER BUYERS:** Seller has the right to continue to offer the Property for sale. Seller has the right to accept any other offer received, prior to Acceptance of this Counter Offer by Buyer as specified in 2A and 5. In such event, Seller is advised to withdraw this Seller Counter Offer before accepting another offer.

4. **OFFER: SELLER MAKES THIS COUNTER OFFER ON THE TERMS ABOVE AND ACKNOWLEDGES RECEIPT OF A COPY.**
   Seller [signature] *Leticia Elder* Date 08/17/2021
   Seller ______ Date ______
   Authentisign 8/17/2021 4:20:10 PM PDT

5. **ACCEPTANCE: I/WE** accept the above Seller Counter Offer **(If checked [ ] SUBJECT TO THE ATTACHED COUNTER OFFER)** and acknowledge receipt of a Copy.
   Buyer [signature] *David Behrend* Date 8/25/2021 Time 11 [X] AM/ [ ] PM
   Buyer ______ Date ______ Time ______ [ ] AM/ [ ] PM

CONFIRMATION OF ACCEPTANCE:

(_____ / _____) (Initials) **Confirmation of Acceptance:** A Copy of Signed Acceptance was personally received by Seller, or Seller's authorized agent as specified in paragraph 2A on (date) ______ at _____ [ ] AM/ [ ] PM. **A binding Agreement is created when a Copy of Signed Acceptance is personally received by Seller or Seller's authorized agent whether or not confirmed in this document.**

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Authentisign ID: 913304E4-5C96-4B42-BDD3-C72C657B5625

CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 12/15)

No. 1

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☐ Transfer Disclosure Statement (Note: An amendment to the TDS may give the Buyer a right to rescind), ☒ Other *Seller's Counter offer*
dated *August 15, 2021*, on property known as *4505 Orchard Avenue Los Angeles, CA 90037*
in which *David Behrend* is referred to as ("Buyer/Tenant")
and *Letictia Elder* is referred to as ("Seller/Landlord").

this agreement is an addendum to the RPA dated 8/15/2021 and Seller's counteroffer dated 8/16/2021

1. Buyer agrees to pay the tenant David Taylor, $6000 Cash for Keys.
2. Buyer will give a cashier check to Seller's Agent 29 days after acceptance.
2. Seller's agent is authorized to give funds to the tenant, after verification that tenant has moved out of the residence.
3. Seller's agent will immediately notify the buyer, and the seller will allow the buyer to change the locks on the 30th day, upon verification that the property is vacant.
4. Seller's agent will retain the key, and the buyer is not allowed access, nor can Buyer modify the residence, until confirmation of recording in buyer's name, within 35 days of acceptance, or as agreed.
5. Buyer's agent agrees to reduce the amount of commission listed in MLS, and sign a separate agreement regarding the amount owed for Selling commission of 1.5%.
6. Seller's agent to get a written agreement of cash for keys and will deliver to buyer and seller within 7 days.
7. Buyer will hold Seller and Broker's harmless if the tenant fails to move out by the 30th day.
8. Buyer will have the right to request monies to be returned immediately if the tenant does not perform.
9. WASHER + DRYER ARE NOT INCLUDED IN SALE. FRIDGE NOT INCLUDED IN SALE
10. SELLING BROKER TO SIGN DOCUMENTS UPON ACCEPTANCE AS NECESSARY
All other terms undisputed and unrevised terms accepted. DB

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date	8/25/2021	Date	08/18/2021
Buyer/Tenant	[signature] *David Behrend*	Seller/Landlord	Authentisign [signature] Letictia Elder 8/18/2021 1:58:07 PM PDT
Buyer/Tenant		Seller/Landlord	

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Authentisign ID: 1CE79895-55B5-4510-A4D1-4236D6B40C9E

CALIFORNIA ASSOCIATION OF REALTORS®

COOPERATING BROKER COMPENSATION AGREEMENT AND ESCROW INSTRUCTION

(C.A.R. Form CBC, Revised 6/21)

1. **IDENTITY OF SELLER'S BROKERAGE FIRM, PROPERTY AND SELLER:** *Moreno Beach Investments* ("Seller's Broker") is a real estate broker who has entered into a written agreement for the marketing and sale or lease of the real property, manufactured home, or business opportunity described as *4505 Orchard Avenue*, Assessor's Parcel No. *5018005014*, situated in *Los Angeles*, County of *Los Angeles*, California ("Property") for *Letictia Elder* ("Seller").
2. **IDENTITY OF BUYER'S BROKERAGE FIRM (COOPERATING BROKER) AND BUYER:** *Condon Realty Group* ("Buyer's Broker") is a real estate broker representing *David Behrend* ("Buyer") who has offered, is contemplating making an offer, or has entered into a contract, to purchase or lease the Property.
3. **PROPERTY LISTED WITH A MULTIPLE LISTING SERVICE:** The Property is listed with the ________ Multiple Listing Service. Provided the transaction between the Parties closes or Seller's Broker receives compensation for the transaction, Seller's Broker agrees to pay Buyer's Broker, and Buyer's Broker agrees to accept, compensation as follows:

   A. ☐ **Confirmation of Compensation in the MLS:** Buyer's Broker is a participant in the MLS or reciprocal MLS and accepts the offer of compensation published in the MLS as : ________ % of the selling (or leasing) price or $ ________.

   OR B. ☒ **Modification of Compensation in MLS:** Buyer's Broker is a participant in the MLS or reciprocal MLS and accepts the offer of compensation published in the MLS as modified herein: *1.500* % of the selling (or leasing) price or $ ________.

   OR C. ☐ **Cooperating Broker Not a Member of the MLS or Reciprocal MLS:** Buyer's Broker compensation shall be ________ % of the selling (or leasing) price or $ ________. Seller's Broker and Buyer's Broker agree to resolve disputes arising out of this agreement by arbitration conducted by the Association of Realtors® (or if none, the MLS) to which the Seller's Broker belongs.

   OR D. ☐ **Short Sale Confirmation of Compensation in MLS:** Buyer's Broker **(i)** is a participant in the MLS or a reciprocal MLS; **(ii)** accepts the offer of compensation published in the MLS; and **(iii)** agrees to any reduction in commission in the MLS that specifies the method of such reduction and is allowable under the MLS rules.
4. **PROPERTY NOT LISTED WITH ANY MULTIPLE LISTING SERVICE ("MLS"):** ☐ Buyer's Broker compensation will be ________ % of the selling (or leasing) price or $ ________.
5. ☐ **SALE TO TENANT PROCURED BY BUYER'S (TENANT'S) BROKER: If Property is listed for lease, and Tenant's Broker procures a tenant for the Property, and, during the term of the lease or any extension, that tenant acquires the Property and becomes Buyer,** Tenant's Broker compensation on the sale shall be ________ % of the selling price or $ ________.
6. ☒ **Other:** *Buyer's broker agrees to a reduced commission 1.5% to selling broker as opposed to 2.5% as listed in the MLS .*
7. **BROKER INSTRUCTION TO ESCROW HOLDER:** Seller's Broker and Buyer's Broker instruct Escrow Holder to disburse to Buyer's Broker the amount specified in paragraph 3 or 4 or 5, out of Seller's Broker's proceeds in escrow, and upon Close Of Escrow of the Property. This compensation instruction can be amended or revoked only with the written consent of both Brokers. Escrow Holder shall immediately notify Brokers if either Broker instructs Escrow Holder to change the terms of this instruction.
8. **MANAGEMENT APPROVAL:** If Paragraph 3B, 3C, 4, or 6 is checked, this Agreement is not binding until the Broker or office manager for the Seller's Broker firm has signed below. If Paragraph 3B is checked and the commission stated in the MLS is reduced, this Agreement is not binding until the Broker or office manager for the Buyer's Broker firm has signed below.

Mauri Jordan, PO Box 70643 Riverside CA 92513 Phone: 9092606863 Fax: 9515521165 4505 Orchard Ave
MAURI JORDAN Produced with Lone Wolf Transactions (zipForm Edition) 231 Shearson Cr. Cambridge, Ontario, Canada N1T 1J5 www.lwolf.com

By signing below, the undersigned acknowledges that each has read, understands, accepts and has received a Copy of this Agreement.

Seller's Broker (Firm) *Moreno Beach Investments* DRE Lic. # *01052268*
By (Agent) Mauri Jordan *Mauri Jordan* DRE Lic. # *01052268* Date 08/25/2021
Address *791 Highridge Street* City *Riverside* State *CA* Zip *92506*
Telephone *(909)260-6863* Fax *(951)552-1165* E-mail *mbireo@gmail.com*

If paragraph 3B, 3C, 4, or 6 is checked:
Seller's Broker/Office Manager: Mauri Jordan (Name), Mauri Jordan 8/25/2021 4:24:43 PM PDT (Signature) Date 08/25/2021

Buyer's Broker (Firm) *Condon Realty Group* DRE Lic. # *00676270*
By (Agent) [signature] *David Condon* DRE Lic. # *00676270* Date 8 25 2021
Address *1258 Franklin Street* City *Santa Monica* State *CA* Zip *90404*
Telephone ______ Fax ______ E-mail DAVID @ HUBILY. COM

If paragraph 3B is checked and the commission stated in the MLS is reduced:
Buyer's Broker/Office Manager: [signature] (Name), DAVID CONDON (Signature) Date 8 25 2021

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the CALIFORNIA ASSOCIATION OF REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020